SHAREHOLDER LETTER

We are pleased to bring you this semiannual report for Franklin Templeton International Trust, which covers the six months ended April 30, 1999. The Trust consists of Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund.

During the six months under review, international equity markets generally posted strong returns, as the Morgan Stanley Capital International(R)(MSCI) Europe, Australasia, Far East Index, which tracks the equity markets of 18 nations, reported a 15.44% total return.(1) Thanks in large part to renewed investor enthusiasm toward Japan, Asian markets performed particularly well during the period, and the MSCI Pacific Index, representative of equity markets in six Pacific region countries, posted a six-month return of 27.67%. Considering the extreme volatility of Asian equity markets in recent years, this was excellent news for investors.

CONTENTS

Shareholder Letter ........................................................    1

Fund Reports

 Templeton Foreign Smaller
 Companies Fund ...........................................................    4

 Templeton Pacific
 Growth Fund ..............................................................   10

Financial Highlights &
Statement of Investments ..................................................   16

Financial Statements ......................................................   32

Notes to
Financial Statements ......................................................   36

                                  FUND CATEGORY


                                [PYRAMID GRAPH]


1. Source: Standard & Poor's(R) Micropal. Market returns are measured in U.S. dollars and include reinvested dividends. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index, nor is an index representative of the funds' portfolios.

Investors have generally preferred the perceived safety of liquid, blue chip stocks over small-cap stocks for the last two years, but this trend reversed itself during the period in review. Due largely to their relatively low price/earnings ratios, many investors displayed renewed interest in small-cap stocks, and the Salomon Brothers Global ex-U.S. less than $1 Billion Index, made up of global small-cap stocks, delivered a return of 21.80% for the six months under review, while the MSCI World Index, representative of large-cap companies in 22 world markets, returned 19.78%.(2)

Of course, past performance is not predictive of future results, and we have always recommended that shareholders view their investments with a long-term perspective. That is why I strongly recommend that you discuss your financial goals with your investment representative and stay focused on the long term.

On the following pages, you will find detailed discussions about Templeton Foreign Smaller Companies Fund and Templeton Pacific Growth Fund. Although the funds have different investment objectives and strategies, their managers share a dedication to the principles of careful stock selection, broad diversification, and constant professional supervision. For specific information about the funds, including the effect market conditions and management strategies have had on their performance, please refer to the Funds' reports following this letter.


2. Source: Standard & Poor's Micropal. The Salomon Brothers Global ex-U.S. less than $1 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the United States, and includes companies with a total market capitalization below U.S. $1 billion. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

We thank you for your continued support, welcome your questions, and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Rupert H. Johnson, Jr.
--------------------------
Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust


TEMPLETON FOREIGN
SMALLER COMPANIES FUND

Your Fund's Goal:Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of smaller companies -- those with market capitalization of less than $1 billion -- located outside the United States.

During the six month period ended April 30, 1999, international equity markets generally performed well, particularly small-capitalization (small cap) stocks. After lackluster performance during the past two years, small-cap stocks dramatically returned to life in March,and Templeton Foreign Smaller Companies Fund - Class A provided a six-month 15.25% cumulative total return, as shown in the Performance Summary on page 9.

Responding to declining interest rates, Asian stock markets rallied sharply during the six months under review. Confidence in the banking and property sectors, which had been hit hard by tightening credit, rebounded as banks were able to make financing available to corporations and homebuyers, especially in Hong Kong, the Fund's largest Asian exposure. This helped the performance of our holdings in companies like Dah Sing Financial, a bank we consider to have strong capital ratios and a quality loan book, and partially offset losses in other regions. Japanese stocks also performed well, with the Nikkei 225 Index increasing 20.77%,(1) as foreign investors rebalanced their underweighted positions in that market. Although we believe Japan appears to be moving in the right direction, there are many fundamental issues that must be addressed before economic reform can be pronounced successful. Therefore, Japanese equities accounted for only 3.9% of the Fund's total net assets on April 30, even though Asia was the Fund's second largest weighting at that time.



Geographic Distribution(*)
Templeton Foreign
Smaller Companies Fund
Based on Total Net Assets
4/30/99


                             [PIE CHART]


Europe                         61.9%

Asia                           20.6%

North America                   7.5%

Latin America                   5.3%
Australia &

New Zealand                     4.9%

Mid-East & Africa               0.7%


(*)Other Net Assets represented -0.9%
of Total Net Assets.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 27 of this report.



In Europe, the Fund's largest area of concentration, the advent of the euro and the cross-country investment it inspired appeared to increase investors' appetites for the perceived quality and liquidity of large-cap stocks in general. For example, a non-German investor keen to gain a foothold in the German market at this time might have focused on a familiar name like BMW, rather than a less well-known one such as Moebel Walther, a German furniture retailer whose stock was held by the Fund. However, by the end of the period, many investors began to consider a wider range of European stocks, including small caps as well as large caps.

TOP 10 INDUSTRIES
TEMPLETON FOREIGN
SMALLER COMPANIES FUND
4/30/99

                                          % OF TOTAL
INDUSTRY                                  NET ASSETS
----------------------------------------------------

Merchandising                                  14.4%

Metals & Mining                                 6.1%

Building Materials &
Components                                      6.0%

Food & Household Products                       5.4%

Industrial Components                           5.3%

Banking                                         5.1%

Health & Personal Care                          5.0%

Chemicals                                       4.7%

Business & Public Services                      4.2%

Broadcasting & Publishing                       4.1%

1. Source: Standard & Poor's Micropal. The Nikkei 225 Index measures the performance of 225 Japanese stocks, and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



 TOP 10 HOLDINGS
  TEMPLETON FOREIGN
  SMALLER COMPANIES FUND
  4/30/99

  COMPANY,                                % OF TOTAL
  INDUSTRY, COUNTRY                        NET ASSETS
-----------------------------------------------------
Sa des Galeries Lafayette
Merchandising, France                         2.9%

Giordano International Ltd.
Merchandising,
Hong Kong(*)                                  2.6%

Li & Fung Ltd.
Merchandising,
Hong Kong(*)                                  2.2%

GTC Transcontinental
Group Ltd., B
Broadcasting & Publishing,
Canada                                        2.0%

Ono Pharmaceutical Co. Ltd
Health and Personal Services,
Japan                                         1.8%

Lex Service PLC.
Business & Public Services,
United Kingdom                                1.7%

Fokus Bank AS
Banking, Norway                               1.7%

Weir Group PLC.
Industrial Components,
United Kingdom                                1.6%

National Foods Ltd.
Food & Household Products,
Australia                                     1.6%

Dah Sing Financial Holdings Ltd.
Financial Services,
Hong Kong*                                    1.5%


*Hong Kong reverted to the sovereignty
of China on July 1, 1997.


Despite economic problems in some Latin American countries, stocks in this region generally performed well during the period under review, and the relatively low valuations of Latin American stocks attracted bargain hunters. The Fund's largest Latin American exposure continued to be Brazil, where we hold Weg SA, an automotive manufacturer that we believe could benefit from expanded opportunities to export its products, particularly to the United States.

Looking forward, we are optimistic about long-term prospects for equity securities of smaller companies outside the U.S. and for Templeton Foreign Smaller Companies Fund. The general underperformance of small cap stocks prior to March, along with increased merger and acquisition activity, could present our analysts with unique opportunities to uncover bargain stocks with the potential for solid long-term returns for our shareholders.

Of course, there are risks involved in investing in a fund seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited production lines and small market share. In addition, investing in foreign markets involves special risks related to market and currency volatility, and adverse economic, social, and political developments. Emerging market securities are subject to heightened risks, as well as those associated with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 855.59% in the last 15 years, but has suffered six declines of more than 20% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. And although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your support and look forward to serving your investment needs in the future.

2. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 15 years ended March 31, 1999. Market return is measured in U.S. dollars and does not include reinvested dividends.


TEMPLETON FOREIGN
SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
CLASS A (FORMERLY CLASS I):

Subject to the current, maximum 5.75% initial sales charge. Prior to January 2, 1997, Fund shares were offered at a lower initial sales charge. Thus, actual total returns would have been higher. On July 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Class A shares would have been lower.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

Class C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past expense waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements, total returns for Advisor Class shares would have been lower.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/99
Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

Price and Distribution Information (10/31/98 - 4/30/99)

  CLASS A                      CHANGE             4/30/99   10/31/98
  ------------------------------------------------------------------

  Net Asset Value              +$1.65              $13.98     $12.33

                               DISTRIBUTIONS
                               -------------------------------------
  Dividend Income              $0.2000

  CLASS B                      CHANGE             4/30/99     1/1/99
  ------------------------------------------------------------------
  Net Asset Value              +$1.49              $13.93     $12.44

  CLASS C                      CHANGE             4/30/99   10/31/98
  ------------------------------------------------------------------
  Net Asset Value              +$1.62              $13.94     $12.32

                               DISTRIBUTIONS
                               -------------------------------------
  Dividend Income              $0.1657

  ADVISOR CLASS                CHANGE             4/30/99   10/31/98
  ------------------------------------------------------------------
  Net Asset Value              +$1.65              $13.99     $12.34

                               DISTRIBUTIONS
                               -------------------------------------
  Dividend Income              $0.2186

        Past performance is not predictive of future results.

PERFORMANCE

                                                                                                                            SINCE
                                                                                                                          CHANGE IN
                                                                                                         SINCE            INVESTMENT
                                                                                                       INCEPTION           POLICIES
  CLASS A                                  6-MONTH              1-YEAR                5-YEAR           (9/20/91)        (10/1/96)(6)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                 +15.25%               -5.77%              +44.47%            +106.57%             +17.68%
Avg.Annual Total Return(2)                  +8.64%              -11.17%               +6.37%              +9.15%              +4.09%
Value of $10,000
Investment(3)                              $10,864               $8,883              $13,617             $19,470             $11,768

                                           4/30/95              4/30/96              4/30/97             4/30/98             4/30/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                    +0.46%              +19.26%              +13.60%             +12.65%              -5.77%

                                                                                                                             SINCE
                                                                                                                           INCEPTION
  CLASS B                                                                                                                  (1/1/99)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                                                                  +11.98%
Aggregate Total Return(2)                                                                                                   +8.14%
Value of $10,000 Investment(3)                                                                                               $10,814

                                                                                                                              SINCE
                                                                                                                           INCEPTION
  CLASS C                                                                                               6-MONTH             (7/1/98)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                                               +14.69%              -0.70%
Average Annual Total Return(2)                                                                           +12.59%              +6.52%
Value of $10,000 Investment(3)                                                                           $11,259              $9,736

                                                                                                                            SINCE
                                                                                                                          CHANGE IN
                                                                                                         SINCE            INVESTMENT
                                                                                                       INCEPTION           POLICIES
  ADVISOR CLASS(5)                         6-MONTH               1-YEAR               5-YEAR           (9/20/91)        (10/1/96)(6)
------------------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)               +15.41%               -5.57%              +45.21%            +107.62%             +19.12%
  Avg.Annual Total Return(2)               +15.41%               -5.57%               +7.75%             +10.07%              +7.03%
  Value of $10,000
  Investment(3)                            $11,541               $9,443              $14,521             $20,762             $11,912

                                           4/30/95              4/30/96              4/30/97             4/30/98             4/30/99
------------------------------------------------------------------------------------------------------------------------------------
  One-Year Total Return(4)                  +0.46%              +19.26%              +13.60%             +12.97%              -5.57%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six month return has not been annualized. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

5. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total return of Advisor Class shares were 9.43% and 3.96%, respectively.

6. Effective October 1, 1996, the Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund, and the Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities with a market capitalization of $1 billion or less.

     -------------------------------------------------------------------------
     Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
     -------------------------------------------------------------------------

Past performance is not predictive of future results.


TEMPLETON PACIFIC GROWTH FUND

TOP 10 INDUSTRIES
Templeton Pacific Growth Fund
Based on Total Net Assets
4/30/99


                                    % of Total
Industry                            Net Assets
----------------------------------------------

Telecommunications                    12.2%

Banking                               12.0%

Transportation                         9.8%

Real Estate                            9.4%

Metals & Mining                        9.4%

Multi-Industry                         9.1%

Forest Products & Paper                7.8%

Electrical & Electronics               6.3%

Financial Services                     4.2%

Construction & Housing                 3.4%

Your Fund's Goal: Templeton Pacific Growth Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities that trade on Pacific Rim markets, as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

This semiannual report for Templeton Pacific Growth Fund covers the six months ended April 30, 1999. During this time, Japan's economic policymakers took strong measures, such as lowering short-term interest rates (virtually to zero), in efforts to shore up the country's floundering economy. As a result of these measures, and reports indicating improved inventory-to-sales ratios, substantially fewer corporate bankruptcies, and higher personal consumption and production, Japanese stock prices began to reflect a change in investor attitudes toward Japan. Share prices of many companies in Hong Kong, Taiwan, and Korea's markets also rose, and the Fund's performance improved significantly. Within this environment, Templeton Pacific Growth Fund - Class A delivered a +30.08% cumulative total return for the six-month period ended April 30, 1999.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 19 of this report.

Although the Fund's Japanese exposure increased from 19.6% of total net assets at the beginning of the period to 26.0% at the end, most of our buying there was initiated late in 1998, before the rapid influx of foreign investment drove the market higher. Positions added to the portfolio included Nomura Securities Co. Ltd., Fuji Photo Film Co. Ltd., and Sony Corp.

On April 30, 1999, the Fund's exposure to South Korea and Thailand were 3.7% and 1.6% of total net assets. We believe that South Korean company share prices in general have been driven higher by the country's economic restructuring, investor speculation of accelerated growth, and enthusiasm over Asia's partial recovery, to a level that exceeds actual fundamental improvements. In our opinion, South Korea faces a far greater risk of labor unrest than Japan. In Thailand, response to Asia's economic stabilization, and the Thai government's announcement of bankruptcy law revisions designed to encourage debt restructuring, led to strong stock market performance. However, we intend to remain on the sidelines there until we can assess the government's ability to implement these changes successfully.

Geographic Distribution(*)
Templeton Pacific Growth Fund
Based on Total Net Assets
4/30/99
                                   [BAR CHART]

Japan                          26.0%

Hong Kong                      25.1%

Singapore                      14.5%

Australia                      12.1%

United States                   4.7%

Malaysia                        4.4%

Philippines                     3.8%

South Korea                     3.7%

China                           2.4%

Argentina                       1.8%

New Zealand                     1.8%

Brazil                          1.6%

India                           1.6%

Thailand                        1.6%

United Kingdom                  1.3%

France                          1.2%

Indonesia                       0.7%

Pakistan                        0.6%


(*)Other Net Assets represented -8.9%
of Total Net Assets.


  TOP 10 HOLDINGS
  Templeton Pacific Growth Fund
  4/30/99

  Company,                                  % of Total
  Industry, Country                         Net Assets
------------------------------------------------------
Hong Kong
Telecommunications Ltd.
Telecommunications,
Hong Kong(*)                                   4.0%

Development Bank of
Singapore Ltd.,fgn
Banking, Singapore                             3.8%

Overseas Union Bank Ltd.,fgn
Banking, Singapore                             3.3%

Fuji Heavy Industries Ltd.
Industrial Components,
Japan                                          3.1%

City Developments Ltd.
Real Estate, Singapore                         3.0%

Johnson Electric Holdings Ltd.
Electrical & Electronics,
Hong Kong*                                     2.4%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong*                     2.4%

Wheelock and Company Ltd.
Multi-Industry, Hong Kong*                     2.4%

Singapore Airlines Ltd.,fgn
Transportation, Singapore                      2.4%

Capral Aluminum Ltd.
Metals & Mining, Australia                     2.3%

* Hong Kong reverted to the sovereignty
of China on July 1, 1997.


Looking forward, we are optimistic about future prospects for equity securities trading in Pacific Rim markets. While we are still cautious about Japan, recent economic reforms designed to make its financial institutions more efficient have the potential to benefit the country's economic performance over the long term. In our opinion, the Japanese government now understands what levels of liquidity are necessary to revive the country's economy, and appears willing to take action to achieve this goal. It is also encouraging that other Asian countries, particularly those that have already taken positive strides in restructuring, may benefit from Japan's potential economic recovery.

However, it is important to remember that investing in foreign markets concentrated in a single region involves special considerations not associated with more broadly diversified investments, such as market and currency volatility and adverse economic, social and political developments in the region and countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of those markets. In addition, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These risks and other considerations are discussed in the Fund's prospectus.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.


TEMPLETON PACIFIC
GROWTH FUND

PERFORMANCE SUMMARY AS OF 4/30/99
Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (11/1/98 - 4/30/99)

  CLASS A                           CHANGE             4/30/99   10/31/98
  -----------------------------------------------------------------------
  Net Asset Value                   +$2.28              $10.11      $7.83

                                    DISTRIBUTIONS
                                    -------------------------------------
  Dividend Income                   $0.0600

  CLASS C                           CHANGE             4/30/99   10/31/98
  -----------------------------------------------------------------------
  Net Asset Value                   +$2.29              $10.09      $7.80

                                    DISTRIBUTIONS
                                    -------------------------------------
  Dividend Income                   $0.0299

  ADVISOR CLASS                     CHANGE             4/30/99    10/31/98
  -----------------------------------------------------------------------
  Net Asset Value                   +$2.32              $10.20       $7.88

                                    DISTRIBUTIONS
                                    -------------------------------------
  Dividend Income                   $0.0734

--------------------------------------------------------------------------------
CLASS A (FORMERLY CLASS I):

Subject to the current,maximum 5.75% initial sales charge. Prior to January 1,1997,Fund shares were offered at a lower initial sales charge. Thus,actual total returns would have been higher. On July 1,1993,the Fund implemented a Rule 12b-1 plan,which affects subsequent performance. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements,total returns for Class A shares would have been lower.

CLASS C (FORMERLY CLASS II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past fee waivers and expense reimbursements by the Fund's manager increased the Fund's total returns. Without these fee waivers and expense reimbursements,total returns for Advisor Class shares would have been lower.

--------------------------------------------------------------------------------

           Past performance is not predictive of future results.

PERFORMANCE

                                                                                                                           INCEPTION
  CLASS A                                    6-MONTH             1-YEAR              3-YEAR             5-YEAR             (9/20/91)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +30.08%             +14.04%             -30.58%            -20.20%             +26.18%
Average Annual Total Return(2)               +22.56%              +7.45%             -13.18%             -5.53%              +2.30%
Value of $10,000 Investment(3)               $12,256             $10,745              $6,545             $7,523             $11,893

                                             4/30/95             4/30/96             4/30/97            4/30/98            4/30/99
------------------------------------------------------------------------------------------------------------------------------------
  One-Year Total Return(4)                   -2.91%              +18.39%             -5.08%             -35.86%            +14.04%

                                                                                                                           INCEPTION
  CLASS C                                                                            6-MONTH            1-YEAR             (1/2/97)
------------------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                                         +29.84%            +13.62%             -31.53%
  Average Annual Total Return(2)                                                     +27.53%            +11.50%             -15.40%
  Value of $10,000 Investment(3)                                                     $12,753            $11,150             $6,780

                                                                                                                           INCEPTION
  ADVISOR CLASS(5)                           6-MONTH             1-YEAR              3-YEAR             5-YEAR             (9/20/91)
------------------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                 +30.61%             +14.89%             -29.61%            -19.09%             +27.94%
  Average Annual Total Return(2)             +30.61%             +14.89%             -11.04%             -4.15%              +3.29%
  Value of $10,000 Investment(3)             $13,061             $11,489              $7,039             $8,091             $12,794

                                             4/30/95             4/30/96             4/30/97            4/30/98             4/30/99
------------------------------------------------------------------------------------------------------------------------------------
  One-Year Total Return(4)                    -2.91%             +18.39%              -5.02%             -35.50%            +14.89%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

5. On January 2, 1997, the Fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -29.87% and -14.17%, respectively.

  ------------------------------------------------------------------------------
  Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
  ------------------------------------------------------------------------------

Past performance is not predictive of future results.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights

TEMPLETON PACIFIC GROWTH FUND

                                                                                  CLASS A
                                              -----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                               APRIL 30, 1999     ---------------------------------------------------------
                                                 (UNAUDITED)        1998         1997         1996        1995        1994
                                              ----------------    -------      -------      -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period ......     $   7.83          $ 10.88      $ 14.50      $ 14.11     $ 15.40     $ 14.44
                                                --------          -------      -------      -------     -------     -------
Income from investment operations:
 Net investment income ....................          --               .13          .14          .12         .15         .21
 Net realized and unrealized gains (losses)         2.34            (2.98)       (3.65)        1.41       (1.01)       1.01
                                                --------          -------      -------      -------     -------     -------
Total from investment operations ..........         2.34            (2.85)       (3.51)        1.53        (.86)       1.22
                                                --------          -------      -------      -------     -------     -------
Less distributions from:
 Net investment income ....................         (.06)            (.13)        (.11)        (.21)       (.16)       (.20)
 Net realized gains .......................          --              (.07)         --          (.93)       (.27)       (.06)
                                                --------          -------      -------      -------     -------     -------
Total distributions .......................         (.06)            (.20)        (.11)       (1.14)       (.43)       (.26)
                                                --------          -------      -------      -------     -------     -------
Net asset value, end of period ............     $  10.11          $  7.83      $ 10.88      $ 14.50     $ 14.11     $ 15.40
                                                ========          =======      =======      =======     =======     =======

Total return* .............................        30.08%          (26.37)%     (24.42)%      11.27%      (5.54)%      8.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........     $ 53,858          $42,200      $40,958      $59,740     $50,247     $58,241
Ratios to average net assets:
 Expenses .................................         2.02%**          1.90%        1.63%        1.52%       1.72%       1.22%
 Expenses, excluding waiver and payments
   by affiliate                                     2.02%**          1.90%        1.63%        1.52%       1.72%       1.72%
 Net investment income (loss) .............         (.19)%**         1.43%         .97%        1.06%       1.04%       1.54%
Portfolio turnover rate ...................        30.37%           19.61%       24.79%       13.48%      36.21%       9.16%


* Total return does not reflect sales commissions and is not annualized. ** Annualized.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)

TEMPLETON PACIFIC GROWTH FUND (CONT.)

                                                                        CLASS C
                                                     --------------------------------------------
                                                     SIX MONTHS ENDED     YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 1999     ------------------------
                                                        (UNAUDITED)         1998          1997+
                                                     ----------------    ---------      ---------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........       $    7.80          $   10.81      $   15.10
                                                      ---------          ---------      ---------
Income from investment operations:
 Net investment income (loss) .................            (.05)               .08            .05
 Net realized and unrealized gains (losses) ...            2.37              (2.92)         (4.31)
                                                      ---------          ---------      ---------
Total from investment operations ..............            2.32              (2.84)         (4.26)
                                                      ---------          ---------      ---------
Less distributions from:
 Net investment income ........................            (.03)              (.10)          (.03)
 Net realized gains ...........................             --                (.07)           --
                                                      ---------          ---------      ---------
Total distributions ...........................            (.03)              (.17)          (.03)
                                                      ---------          ---------      ---------
Net asset value, end of period ................       $   10.09          $    7.80      $   10.81
                                                      ---------          ---------      ---------

Total return* .................................           29.84%            (26.47)%       (28.28)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $   8,943          $   6,183      $   2,307
Ratios to average net assets:
 Expenses .....................................            2.81%**            2.63%          2.48%**
 Net investment income (loss) .................           (1.04)%**            .67%           .93%**
Portfolio turnover rate .......................           30.37%             19.61%         24.79%

* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
** Annualized.
+ For the period January 2, 1997 (effective date) to October 31, 1997.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)

TEMPLETON PACIFIC GROWTH FUND (CONT.)


                                                                 ADVISOR CLASS
                                                    -----------------------------------------
                                                    SIX MONTHS ENDED   YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 1999   -----------------------
                                                     (UNAUDITED)++       1998         1997+
                                                    ----------------  ---------     ---------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........       $    7.88       $   10.88     $   15.10
                                                      ---------       ---------     ---------
Income from investment operations:
 Net investment income ........................             .01             .15           .12
 Net realized and unrealized gains (losses) ...            2.39           (2.93)        (4.30)
                                                      ---------       ---------     ---------
Total from investment operations ..............            2.40           (2.78)        (4.18)
                                                      ---------       ---------     ---------
Less distributions from:
 Net investment income ........................            (.08)           (.15)         (.04)
 Net realized gains ...........................             --             (.07)          --
                                                      ---------       ---------     ---------
Total distributions ...........................            (.08)           (.22)         (.04)
                                                      ---------       ---------     ---------
Net asset value, end of period ................       $   10.20       $    7.88     $   10.88
                                                      ---------       ---------     ---------

Total return* .................................           30.61%         (25.68)%      (27.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $   1,142       $   1,454     $   1,357
Ratios to average net assets:
 Expenses .....................................            1.82%**         1.62%         1.48%**
 Net investment income ........................             .12%**         1.78%         1.55%**
Portfolio turnover rate .......................           30.37%          19.61%        24.79%

* Total return is not annualized.
** Annualized.
+ For the period January 2, 1997 (effective date) to October 31, 1997. ++ Based on average weighted shares outstanding.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)

                                                                        SHARES/
 TEMPLETON PACIFIC GROWTH FUND                     COUNTRY              WARRANTS          VALUE
 -----------------------------                     -------              --------          -----
 COMMON STOCKS 107.1%
 APPLIANCES & HOUSEHOLD DURABLES 2.0%
 Sony Corp. ...............................       Japan                   13,900       $1,298,412
                                                                                       ----------
 BANKING 12.0%
 Australia & New Zealand Banking Group Ltd.       Australia              127,000        1,007,509
*Bangkok Bank Public Co. Ltd., fgn. .......       Thailand               111,400          333,164
 Development Bank of Singapore Ltd., fgn. .       Singapore              228,250        2,426,041
 HSBC Holdings PLC ........................       Hong Kong               21,440          796,692
 Overseas Union Bank Ltd., fgn. ...........       Singapore              415,000        2,131,975
*Philippine National Bank .................       Philippines            124,382          343,461
*PT Bank Bali, fgn. .......................       Indonesia              657,020           46,727
 PT Bank Pan Indonesia TBK ................       Indonesia            1,138,500          137,296
*PT Bank Pan Indonesia TBK, wts. ..........       Indonesia              165,894            2,462
*Thai Farmers Bank Public Co. Ltd. ........       Thailand                37,140           74,050
*Thai Farmers Bank Public Co. Ltd., fgn. ..       Thailand               143,060          397,014
                                                                                       ----------
                                                                                        7,696,391
                                                                                       ----------
 BROADCASTING & PUBLISHING .3%
 South China Morning Post Ltd. ............       Hong Kong              368,000          221,974
                                                                                       ----------
 BUILDING MATERIALS & COMPONENTS 2.3%
 Gujarat Ambuja Cements Ltd., GDR, Reg S ..       India                   79,900          609,238
*Hi Cement Corp. ..........................       Philippines          3,551,000          113,931
 Okumura Corp. ............................       Japan                  194,000          781,753
                                                                                       ----------
                                                                                        1,504,922
                                                                                       ----------
 BUSINESS & PUBLIC SERVICES 1.2%
 Kurita Water Industries Ltd. .............       Japan                   49,000          788,171
                                                                                       ----------
 CHEMICALS .8%
 Shanghai Petrochemical Co. Ltd., H .......       China                2,899,000          542,362
                                                                                       ----------
 CONSTRUCTION & HOUSING 3.4%
 Daito Trust Construction Co. Ltd. ........       Japan                   61,500          723,378
 Fletcher Challenge Building Ltd. .........       New Zealand             89,118          147,603
 Road King Infrastructure Ltd. ............       Hong Kong              686,520          465,035
 Toda Corp. ...............................       Japan                  148,000          828,249
                                                                                       ----------
                                                                                        2,164,265
                                                                                       ----------
 ELECTRICAL & ELECTRONICS 6.3%
 Alcatel SA ...............................       France                   6,100          749,899
 Dongfang Electrical Machinery Co. Ltd., H        China                1,784,000          149,617
 Fuji Photo Film Co. Ltd. .................       Japan                   15,000          566,749
 Hitachi Ltd. .............................       Japan                      200            1,461
 Johnson Electric Holdings Ltd. ...........       Hong Kong              521,300        1,557,083
 Matsushita Electric Industrial Co. Ltd. ..       Japan                   49,000          931,848
 Motorola Inc. ............................       United States              800           64,100
                                                                                       ----------
                                                                                        4,020,757
                                                                                       ----------
 ELECTRONIC COMPONENTS & INSTRUMENTS 2.3%
 VTech Holdings Ltd. ......................       Hong Kong              423,000        1,446,303
                                                                                       ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)

                                                                             SHARES/
 TEMPLETON PACIFIC GROWTH FUND                           COUNTRY             WARRANTS          VALUE
 -----------------------------                           -------             --------          -----
 COMMON STOCKS (CONT.)
 ENERGY SOURCES 2.4%
 Petron Corp. ..................................       Philippines          4,911,000       $  594,099
 Woodside Petroleum Ltd. .......................       Australia              137,000          935,209
                                                                                            ----------
                                                                                             1,529,308
                                                                                            ----------
 FINANCIAL SERVICES 4.1%
 Commerce Asset-Holding Bhd. ...................       Malaysia               749,200        1,173,089
*Commerce Asset-Holding Bhd., wts. .............       Malaysia                29,500           12,033
 Nomura Securities Co. Ltd. ....................       Japan                  116,000        1,251,690
 Public Finance Bhd., fgn. .....................       Malaysia               255,000          217,421
                                                                                            ----------
                                                                                             2,654,233
                                                                                            ----------
 FOOD & HOUSEHOLD PRODUCTS .3%
*Charoen Pokphand Feedmill Public Co. Ltd., fgn.       Thailand               151,500          195,932
                                                                                            ----------
 FOREST PRODUCTS & PAPER 7.8%
 Amcor Ltd. ....................................       Australia              195,500        1,054,554
 Carter Holt Harvey Ltd. .......................       New Zealand            416,248          610,228
 Fletcher Challenge Paper Ltd. .................       New Zealand             43,100           40,275
 Fort James Corp. ..............................       United States           10,400          395,200
 Mitsubishi Paper Mills Ltd. ...................       Japan                  360,000          675,575
*PT Tjiwi Kimia ................................       Indonesia              408,709          131,434
*PT Tjiwi Kimia TBK, wts. ......................       Indonesia               56,765           10,110
*Smurfit-Stone Container Corp. .................       United States           51,600        1,206,150
 Weyerhaeuser Co. ..............................       United States           13,000          872,625
                                                                                            ----------
                                                                                             4,996,151
                                                                                            ----------
 INDUSTRIAL COMPONENTS 3.1%
 Fuji Heavy Industries Ltd. ....................       Japan                  296,000        1,983,831
                                                                                            ----------
 INSURANCE 1.0%
 AXA China Region Ltd. .........................       Hong Kong              800,000          614,158
                                                                                            ----------
 LEISURE & TOURISM .9%
 Toei Co. Ltd. .................................       Japan                  166,500          583,060
                                                                                            ----------
 MACHINERY & ENGINEERING .7%
 Tata Engineering & Locomotive Co., GDR ........       India                  128,400          420,510
                                                                                            ----------
 MERCHANDISING 1.8%
 Matsuzakaya Co. Ltd. ..........................       Japan                  220,000          986,051
 Takashimaya Co. Ltd. ..........................       Japan                   23,551          192,370
                                                                                            ----------
                                                                                             1,178,421
                                                                                            ----------
 METALS & MINING 7.8%
 Angang New Steel Company Ltd., H ..............       China                2,435,000          245,057
 Capral Aluminum Ltd. ..........................       Australia              889,000        1,490,642
 Nittetsu Mining Co. Ltd. ......................       Japan                  235,000          787,501
 Pohang Iron & Steel Co. Ltd. ..................       South Korea             11,100          949,244
 WMC Ltd. ......................................       Australia              343,319        1,485,806
                                                                                            ----------
                                                                                             4,958,250
                                                                                            ----------


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)

                                                                           SHARES/
 TEMPLETON PACIFIC GROWTH FUND                       COUNTRY              WARRANTS           VALUE
 -----------------------------                       -------              --------           -----
 COMMON STOCKS (CONT.)
 MISC MATERIALS & COMMODITIES .6%
 Golden Hope Plantations Bhd. ...............       Malaysia                451,000       $  386,911
                                                                                          ----------
 MULTI-INDUSTRY 9.1%
 Broken Hill Proprietary Co. Ltd. ...........       Australia                96,800        1,096,014
 Cheung Kong Holdings Ltd. ..................       Hong Kong               170,300        1,549,091
*Hicom Holdings Bhd. ........................       Malaysia                295,000          132,750
 Hutchison Whampoa Ltd. .....................       Hong Kong                83,000          744,279
 SIME Darby Bhd. ............................       Malaysia                327,600          374,154
 Swire Pacific Ltd., A ......................       Hong Kong                62,500          350,786
 Wheelock and Company Ltd. ..................       Hong Kong             1,329,000        1,543,265
                                                                                          ----------
                                                                                           5,790,339
                                                                                          ----------
 REAL ESTATE 9.4%
 City Developments Ltd. .....................       Singapore               290,200        1,936,380
*Filinvest Land Inc. ........................       Philippines          11,177,000        1,410,903
 Hon Kwok Land Investment Co. Ltd. ..........       Hong Kong             1,708,364          156,499
 New World Development Co. Ltd. .............       Hong Kong               536,664        1,329,465
 Parkway Holdings Ltd. ......................       Singapore               476,000        1,158,028
                                                                                          ----------
                                                                                           5,991,275
                                                                                          ----------
 RECREATION & OTHER CONSUMER GOODS 1.5%
 Nintendo Co. Ltd. ..........................       Japan                    10,300          969,899
                                                                                          ----------
 TELECOMMUNICATIONS 12.2%
 Hong Kong Telecommunications Ltd. ..........       Hong Kong               953,469        2,564,990
 Nippon Telegraph & Telephone Corp. .........       Japan                       126        1,372,262
 Pakistan Telecommunications Corp., A .......       Pakistan                940,000          379,040
 SK Telecom Co. Ltd., ADR ...................       South Korea             104,226        1,446,132
 Smartone Telecommunications Holdings Ltd. ..       Hong Kong               252,000          873,007
 Telefonica de Argentina SA, ADR ............       Argentina                30,700        1,147,413
                                                                                          ----------
                                                                                           7,782,844
                                                                                          ----------
 TEXTILES & APPAREL 2.2%
*Fruit of the Loom Inc., A ..................       United States            42,500          454,219
 Nisshinbo Industries Inc. ..................       Japan                   171,000          832,329
*PT Indorama Synthetics .....................       Indonesia               733,862          129,345
                                                                                          ----------
                                                                                           1,415,893
                                                                                          ----------
 TRANSPORTATION 9.7%
 British Airways PLC ........................       United Kingdom          105,000          833,441
 Guangshen Railway Co. Ltd., H, ADR .........       China                    28,000          187,250
 GZI Transport Ltd. .........................       China                   550,000           95,801
 GZI Transport Ltd., 144A ...................       China                   174,000           30,308
 Hitachi Zosen Corp. ........................       Japan                   385,000          525,740
 Hong Kong Ferry Holdings Co. Ltd. ..........       Hong Kong             1,037,000        1,451,716
 Malaysian International Shipping Corp., fgn.       Malaysia                317,333          501,052
 Mayne Nickless Ltd., A .....................       Australia               199,000          693,729

FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED) (CONT.)

                                                                             SHARES/
TEMPLETON PACIFIC GROWTH FUND                           COUNTRY              WARRANTS           VALUE
-----------------------------                           -------              --------           -----
COMMON STOCKS & (CONT.)
TRANSPORTATION (CONT.)
Singapore Airlines Ltd., fgn. ..................       Singapore              165,500       $  1,524,535
Tranz Rail Holdings Ltd., ADR ..................       New Zealand             49,800            329,925
                                                                                            ------------
                                                                                               6,173,497
                                                                                            ------------
UTILITIES ELECTRICAL & GAS 1.0%
CLP Holdings Ltd. ..............................       Hong Kong               69,000            370,353
Shandong Huaneng Power Development Co. Ltd., ADR       China                   59,500            264,031
                                                                                            ------------
                                                                                                 634,384
                                                                                            ------------
WHOLESALE & INTERNATIONAL TRADE .9%
Mitsubishi Corp. ...............................       Japan                   86,000            569,179
                                                                                            ------------
Total Common Stocks (Cost $70,968,157) .........                                              68,511,632
                                                                                            ------------
PREFERRED STOCKS 1.8%
Cia Vale do Rio Doce, A, ADR, pfd. .............       Brazil                  53,500          1,031,624
Osprey Maritime Ltd., cvt., pfd. ...............       Singapore              390,000            119,752
                                                                                            ------------
TOTAL PREFERRED STOCKS (COST $1,132,279) .......                                               1,151,376
                                                                                            ------------
TOTAL INVESTMENTS (COST $72,100,436) 108.9% ....                                              69,663,008
OTHER ASSETS, LESS LIABILITIES (8.9)% ..........                                              (5,720,381)
                                                                                            ------------
TOTAL NET ASSETS 100.0% ........................                                            $ 63,942,627
                                                                                            ============

*Non-income producing.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                                          CLASS A
                                                       ---------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 1999   ---------------------------------------------------------
                                                          (UNAUDITED)      1998         1997         1996        1995        1994
                                                       ---------------   --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ................    $  12.33        $  15.06     $  14.18     $ 13.23     $ 13.83     $ 12.28
                                                         --------        --------     --------     -------     -------     -------
Income from investment operations:
 Net investment income ..............................         .12             .26          .27         .35         .25         .23
 Net realized and unrealized gains (losses) .........        1.73           (2.08)        1.64        1.88        (.08)       1.54
                                                         --------        --------     --------     -------     -------     -------
Total from investment operations ....................        1.85           (1.82)        1.91        2.23         .17        1.77
                                                         --------        --------     --------     -------     -------     -------
Less distributions from:
 Net investment income ..............................        (.20)           (.24)        (.32)       (.25)       (.19)       (.22)
 Net realized gains .................................        --              (.67)        (.71)      (1.03)       (.58)        --
                                                         --------        --------     --------     -------     -------     -------
Total distributions .................................        (.20)           (.91)       (1.03)      (1.28)       (.77)       (.22)
                                                         --------        --------     --------     -------     -------     -------
Net asset value, end of period ......................    $  13.98        $  12.33     $  15.06     $ 14.18     $ 13.23     $ 13.83
                                                         ========        ========     ========     =======     =======     =======

Total return* .......................................       15.25%         (12.64)%      14.25%      18.49%       1.75%      14.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................    $103,615        $113,964     $121,619     $67,967     $50,947     $57,854
Ratios to average net assets:
 Expenses ...........................................        1.63%**         1.48%        1.48%       1.53%       1.63%       1.22%
 Expenses, excluding waiver and payments by affiliate        1.63%**         1.50%        1.58%       1.53%       1.63%       1.76%
 Net investment income ..............................        1.57%**         1.23%        2.01%       2.50%       1.86%       1.99%
Portfolio turnover rate .............................        4.99%          22.82%       33.62%      40.46%       9.12%      21.80%

* Total return does not reflect sales commissions and is not annualized. ** Annualized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)

TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                        CLASS B
                                                                      PERIOD ENDED
                                                                     APRIL 30, 1999+
                                                                       (UNAUDITED)
                                                                     ---------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........................       $   12.44
                                                                      ---------
Income from investment operations:
 Net investment income ........................................             .06
                                                                      ---------
 Net realized and unrealized gains ............................            1.43
                                                                      ---------
Total from investment operations ..............................            1.49
                                                                      ---------
Net asset value, end of period ................................       $   13.93
                                                                      ---------
Total return* .................................................           11.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................       $      38
Ratios to average net assets:
 Expenses .....................................................            2.38%**
 Net investment income ........................................            1.86%**
Portfolio turnover rate .......................................            4.99%**

* Total return does not reflect the contingent deferred sales charge and is not annualized.
** Annualized.
+ For the period January 1, 1999 (effective date) to April 30, 1999.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)

TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                  CLASS C
                                                       ------------------------------
                                                       SIX MONTHS ENDED   YEAR ENDED
                                                        APRIL 30,1999     OCTOBER 31,
                                                         (UNAUDITED)        1998+
                                                       ----------------   ----------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ...............      $ 12.32          $ 14.23
                                                          -------          -------
Income from investment operations:
 Net investment income .............................          .03              .01
 Net realized and unrealized gains (losses) ........         1.76            (1.92)
                                                          -------          -------
Total from investment operations ...................         1.79            (1.91)
                                                          -------          -------
Less distributions from net investment income ......         (.17)             --
                                                          -------          -------
Net asset value, end of period .....................      $ 13.94          $ 12.32
                                                          =======          =======

Total return* ......................................        14.69%          (13.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $   443          $   450
Ratios to average net assets:
 Expenses ..........................................         2.41%**          2.54%**
 Net investment income .............................          .74%**          1.08%**
Portfolio turnover rate ............................         4.99%           22.82%

* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
** Annualized.
+ For the period July 1, 1998 (effective date) to October 31, 1998.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Highlights (continued)

TEMPLETON FOREIGN SMALLER COMPANIES FUND (CONT.)

                                                                         ADVISOR CLASS
                                                          --------------------------------------------
                                                          SIX MONTHS ENDED     YEAR ENDED OCTOBER 31,
                                                           APRIL 30, 1999    -------------------------
                                                            (UNAUDITED)++        1998           1997+
                                                          ----------------   ----------      ---------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ................       $   12.34        $    15.09      $   14.00
                                                            ---------        ----------      ---------
Income from investment operations:
 Net investment income ..............................             .10               .32            .20
 Net realized and unrealized gains (losses) .........            1.77             (2.13)           .98
                                                            ---------        ----------      ---------
Total from investment operations ....................            1.87             (1.81)          1.18
                                                            ---------        ----------      ---------
Less distributions from:
 Net investment income ..............................            (.22)             (.27)          (.09)
 Net realized gains .................................             --               (.67)           --
                                                            ---------        ----------      ---------
Total distributions .................................            (.22)             (.94)          (.09)
                                                            ---------        ----------      ---------
Net asset value, end of period ......................       $   13.99        $    12.34      $   15.09
                                                            =========        ==========      =========

Total return* .......................................           15.41%           (12.55)%         8.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $   8,419        $   12,402      $   3,726
Ratios to average net assets:
 Expenses ...........................................            1.41%**           1.31%          1.24%**
 Expenses, excluding waiver and payments by affiliate            1.41%**           1.33%          1.36%**
 Net investment income ..............................            1.67%**           1.43%          2.66%**
Portfolio turnover rate .............................            4.99%            22.82%         33.62%

* Total return is not annualized.
** Annualized.
+ For the period January 2, 1997 (effective date) to October 31, 1997. ++ Based on average weighted shares outstanding.


                       See notes to financial statements.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)

 TEMPLETON FOREIGN SMALLER COMPANIES FUND               COUNTRY            SHARES        VALUE
 ----------------------------------------               -------            ------        -----
 COMMON STOCKS 97.4%
 APPLIANCES & HOUSEHOLD DURABLES 1.4%
 Fisher & Paykel Ltd. ............................    New Zealand          268,571    $  984,327
 Guangdong Kelon Electrical Holdings Ltd., H, 144A    China                440,000       397,396
 Konka Group Co.  Ltd., B ........................    China                274,800       188,271
                                                                                      ----------
                                                                                       1,569,994
                                                                                      ----------
 AUTOMOBILES 2.1%
 Bilia AB, A .....................................    Sweden               115,500       974,973
 Volvo AB, B .....................................    Sweden                51,000     1,349,126
                                                                                      ----------
                                                                                       2,324,099
                                                                                      ----------
 BANKING 5.2%
 Banco de Andalucia SA ...........................    Spain                 10,000       370,284
 Banco de Valencia SA ............................    Spain                 11,066       280,976
 Bank Austria AG, 144A ...........................    Austria               24,250     1,506,229
 BPI Socieda de Gestora de Participacoes Socias SA    Portugal              12,012       324,058
 Fokus Bank AS ...................................    Norway               196,000     1,887,883
 Unibanco Uniao de Bancos Brasileiros SA, GDR ....    Brazil                27,500       682,344
 Union Bank of Norway ............................    Norway                38,700       740,551
                                                                                      ----------
                                                                                       5,792,325
                                                                                      ----------
 BROADCASTING & PUBLISHING 3.1%
 Cordiant Communications Group Plc. ..............    United Kingdom       234,600       717,662
 GTC Transcontinental Group Ltd., B ..............    Canada               200,000     2,224,816
 NV Holdingsmig de Telegraaf .....................    Netherlands           23,520       512,592
                                                                                      ----------
                                                                                       3,455,070
                                                                                      ----------
 BUILDING MATERIALS & COMPONENTS 6.0%
 Caradon Plc. ....................................    United Kingdom       471,000     1,205,748
 Cementos Diamante SA, ADR, 144A .................    Colombia              93,100       110,556
 Det Danske Traelastkompagni AS ..................    Denmark               14,000       937,482
 Gujarat Ambuja Cements Ltd., GDR, 144A ..........    India                143,750     1,096,094
 Pioneer International Ltd. ......................    Australia            241,300       590,112
 Plettac AG ......................................    Germany               10,150       638,925
 Sarna Kunststoff Holding AG .....................    Switzerland              330       422,660
 Schuttersveld NV ................................    Netherlands           42,295       758,448
*Siam City Cement Public Co. Ltd., fgn. ..........    Thailand             170,708       602,526
*Siam City Cement Public Co. Ltd., rts. ..........    Thailand             113,805       217,706
 Uralita SA ......................................    Spain                 16,606       155,480
                                                                                      ----------
                                                                                       6,735,737
                                                                                      ----------
 BUSINESS & PUBLIC SERVICES 4.2%
 Adecco SA .......................................    Switzerland            1,855       930,424
 Esselte AB, B ...................................    Sweden                13,100       204,809
 Kardex AG, Br ...................................    Switzerland            5,110     1,434,828
 Lex Service Plc. ................................    United Kingdom       208,000     1,967,477
 Scribona AB, B ..................................    Sweden                19,500        64,915
 Sifo Group AB ...................................    Sweden                19,500       129,830
                                                                                      ----------
                                                                                       4,732,283
                                                                                      ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Statement of Investments, April 30, 1999 (unaudited) (cont.)

 TEMPLETON FOREIGN SMALLER COMPANIES FUND           COUNTRY            SHARES        VALUE
 ----------------------------------------           -------            ------        -----
 COMMON STOCKS (CONT.)
 CHEMICALS 3.9%
 Cookson Group Plc. ..........................    United Kingdom       500,000    $1,412,816
 DSM NV, Br. .................................    Netherlands            2,900       280,575
 Energia e Industrias Aragonesas Eia SA ......    Spain                196,000     1,146,696
 Yule Catto & Company Plc. ...................    United Kingdom       286,600     1,522,750
                                                                                  ----------
                                                                                   4,362,837
                                                                                  ----------
 CONSTRUCTION & HOUSING 1.9%
 Dragados y Construcciones SA, Br. ...........    Spain                 25,600       855,843
 Hollandsche Beton Groep NV ..................    Netherlands           36,120       513,969
 Sirti SpA ...................................    Italy                 63,700       366,072
*Sociedade Construcoes Soares da Costa SA, Br.    Portugal             135,800       433,884
                                                                                  ----------
                                                                                   2,169,768
                                                                                  ----------
 ELECTRICAL & ELECTRONICS 3.9%
 Koninklijke Philips Electronics NV ..........    Netherlands           20,000     1,724,466
 Techtronic Industries Co. Ltd. ..............    Hong Kong          6,838,000     1,305,762
 Varitronix International Ltd. ...............    Hong Kong            760,000     1,304,182
                                                                                  ----------
                                                                                   4,334,410
                                                                                  ----------
 ELECTRONIC COMPONENTS & INSTRUMENTS 2.9%
 Swisslog Holding AG .........................    Switzerland            5,500       652,053
 Twentsche Kabel Holdings NV .................    Netherlands           37,000     1,189,988
 VTech Holdings Ltd. .........................    Hong Kong            429,000     1,466,818
                                                                                  ----------
                                                                                   3,308,859
                                                                                  ----------
 ENERGY SOURCES 1.5%
*Ranger Oil Ltd. .............................    Canada                94,645       500,423
 Societe Elf Aquitane SA, Br. ................    France                 7,738     1,203,409
                                                                                  ----------
                                                                                   1,703,832
                                                                                  ----------
 FINANCIAL SERVICES 2.4%
 Dah Sing Financial Holdings Ltd. ............    Hong Kong            549,600     1,733,799
 Housing Development Finance Corp. Ltd. ......    India                 19,608     1,008,359
                                                                                  ----------
                                                                                   2,742,158
                                                                                  ----------
 FOOD & HOUSEHOLD PRODUCTS 5.4%
 Hazlewood Foods Plc. ........................    United Kingdom       832,000     1,674,449
 Illovo Sugar Ltd. ...........................    South Africa         700,000       745,352
 McBride Plc. ................................    United Kingdom       314,100       513,301
 National Foods Ltd. .........................    Australia            841,683     1,745,999
 Perkins Foods Plc. ..........................    United Kingdom       729,200     1,432,336
                                                                                  ----------
                                                                                   6,111,437
                                                                                  ----------
 FOREST PRODUCTS & PAPER 3.1%
 Cartiere Burgo SpA ..........................    Italy                 58,788       420,874
 Primex Forest Products Ltd. .................    Canada               225,000     1,699,512
 Stora Enso OYJ, R ...........................    Finland               49,700       581,013
 Stora Enso OYJ, R, fgn. .....................    Finland               64,588       741,023
                                                                                  ----------
                                                                                   3,442,422
                                                                                  ----------

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Statement of Investments, April 30, 1999 (unaudited) (cont.)

 TEMPLETON FOREIGN SMALLER COMPANIES FUND      COUNTRY                 SHARES            VALUE
 ----------------------------------------      -------                 ------            -----
 COMMON STOCKS (CONT.)
 HEALTH & PERSONAL CARE 5.0%
 Internatio-Muller NV ...............        Netherlands                62,500        $ 1,388,566
*Internatio-Muller NV, trading coupon        Netherlands                62,500             49,592
 Nycomed Amersham Plc. ..............        United Kingdom            140,305          1,139,702
 Ono Pharmaceutical Co Ltd. .........        Japan                      53,000          2,060,235
*Skyepharma Plc. ....................        United Kingdom            985,000          1,038,762
                                                                                      -----------
                                                                                        5,676,857
                                                                                      -----------
 INDUSTRIAL COMPONENTS 5.3%
 Granges AB .........................        Sweden                     47,656            810,226
 Otra NV ............................        Netherlands                84,000          1,061,975
 Sylea SA ...........................        France                     17,240          1,012,272
 Weir Group Plc. ....................        United Kingdom            414,100          1,796,811
 Yamato Kogyo Co. Ltd. ..............        Japan                     192,000          1,302,894
                                                                                      -----------
                                                                                        5,984,178
                                                                                      -----------
 INSURANCE 3.1%
 Ace Ltd. ...........................        Bermuda                    26,400            798,600
 HIH Insurance Ltd. .................        Australia                 782,135          1,005,621
 Partnerre Ltd. .....................        Bermuda                    22,000            907,500
 XL Capital Ltd., A .................        Bermuda                    13,600            825,350
                                                                                      -----------
                                                                                        3,537,071
                                                                                      -----------
 LEISURE & TOURISM .6%
 Kuoni Reisen Holding AG, B .........        Switzerland                   200            709,360
                                                                                      -----------

 MACHINERY & ENGINEERING 2.7%
 Arcadis NV .........................        Netherlands               172,735          1,343,182
 Bucher Holding AG, Br ..............        Switzerland                   740            656,158
 Laird Group Plc. ...................        United Kingdom            205,000          1,021,534
                                                                                      -----------
                                                                                        3,020,874
                                                                                      -----------
 MERCHANDISING 14.1%
 Best Denki Co. Ltd. ................        Japan                     137,000          1,016,898
 Giordano International Ltd. ........        Hong Kong               6,377,000          2,962,047
 Li & Fung Ltd. .....................        Hong Kong               1,000,000          2,451,471
 Makro Atacadista SA, ADR, 144A .....        Brazil                    199,000          1,475,407
 Moebel Walther AG ..................        Germany                    28,000            548,021
 Northwest Company Fund .............        Canada                    148,750          1,506,601
 Sa des Galeries Lafayette ..........        France                      2,868          3,307,294
 Somerfield Plc. ....................        United Kingdom            260,400          1,448,530
 Storehouse .........................        United Kingdom            367,461            846,030
 Vendex NV ..........................        Netherlands                10,692            266,390
                                                                                      -----------
                                                                                       15,828,689
                                                                                      -----------
 METALS & MINING 6.1%
 Arbed SA ...........................        Luxembourg                  7,172            669,990
 Boehler-Uddeholm AG ................        Austria                    15,350            903,572
 Boehler-Uddeholm AG, 144A ..........        Austria                     3,390            199,551
 Elkem ASA, A .......................        Norway                     96,500          1,722,661

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Statement of Investments, April 30, 1999 (unaudited) (cont.)

 TEMPLETON FOREIGN SMALLER COMPANIES FUND                   COUNTRY                   SHARES             VALUE
 ----------------------------------------                   -------                   ------             -----
 COMMON STOCKS (CONT.)
 METALS & MINING (CONT.)
 Pechiney SA, A ...................................        France                      40,441        $  1,711,390
 Pohang Iron & Steel Co. Ltd. .....................        South Korea                 11,230             960,361
 PT Timah .........................................        Indonesia                  709,000             653,315
                                                                                                     ------------
                                                                                                        6,820,840
                                                                                                     ------------
 MULTI-INDUSTRY 3.0%
 Amer Group Ltd., A ...............................        Finland                     18,000             222,805
*Nagron Nationaal Grondbezit NV ...................        Netherlands                 45,400           1,239,204
 Saha Union Public Co. Ltd., fgn. .................        Thailand                   634,000             269,042
 Wagon Plc. .......................................        United Kingdom             175,000             767,791
 Zehnder Holding AG, Br ...........................        Switzerland                  1,820             855,908
                                                                                                     ------------
                                                                                                        3,354,750
                                                                                                     ------------
 REAL ESTATE 1.4%
 Inversiones y Representacion SA ..................        Argentina                  471,585           1,580,443
                                                                                                     ------------

 TELECOMMUNICATIONS .4%
*Digital Telecommunications Philippines Inc. ......        Philippines              6,341,000             233,462
 Telefonica del Peru SA, B ........................        Peru                       114,000             170,078
                                                                                                     ------------
                                                                                                          403,540
                                                                                                     ------------
 TEXTILES & APPAREL 1.1%
 Gamma Holding NV .................................        Netherlands                 16,800             821,142
 Inner Mongolia Erdos Cashmere Products Co. Ltd., B        China                    1,535,000             227,180
 Yizheng Chemical Fibre Co. Ltd., H ...............        China                    1,225,000             177,022
                                                                                                     ------------
                                                                                                        1,225,344
                                                                                                     ------------
 TRANSPORTATION 3.7%
*Anangel-American Shipholdings Ltd., ADR ..........        Greece                     118,000             575,250
 Great Eastern Shipping Co. Ltd. ..................        India                      614,000             267,674
 Great Eastern Shipping Co. Ltd., GDR, 144A .......        India                        2,200               6,490
 Orient Overseas International Ltd. ...............        Hong Kong                1,514,000             316,456
*Osprey Maritime Ltd. .............................        Singapore                1,375,000             535,872
 Sea Containers Ltd., A ...........................        United Kingdom              44,500           1,421,219
 Stolt Nielsen SA, ADR ............................        Norway                      66,800           1,018,700
                                                                                                     ------------
                                                                                                        4,141,661
                                                                                                     ------------
 UTILITIES ELECTRICAL & GAS 3.4%
 Compania Sevillana De Electricidad SA, Br. .......        Spain                       20,391             243,556
 Electricas Reunidas de Zaragoza ERZ, Br. .........        Spain                       13,300             590,974
 Evn AG ...........................................        Austria                      8,350           1,248,057
 Gas y Electricidad SA, Br. .......................        Spain                       16,099           1,328,497
 Guangdong Electric Power Development Co Ltd., B ..        China                    1,195,896             441,299
                                                                                                     ------------
                                                                                                        3,852,383
                                                                                                     ------------
WHOLESALE & INTERNATIONAL TRADE .5%
 Eurodis Electron Plc. ............................        United Kingdom             618,000             606,955
                                                                                                     ------------
 TOTAL COMMON STOCKS (COST $102,843,742) ..........                                                   109,528,176
                                                                                                     ------------


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (UNAUDITED)(CONT.)

TEMPLETON FOREIGN SMALLER COMPANIES FUND            COUNTRY             SHARES               VALUE
----------------------------------------            -------             ------               -----
PREFERRED STOCKS 3.3%
Ballast Nedam NV, pfd. ........................    Netherlands             10,965        $   305,092
Fertilizantes Fosfatados SA, pfd. .............    Brazil             254,684,000            882,720
Moebel Walther AG, pfd. .......................    Germany                 16,000            326,696
News Corp.Ltd., pfd. ..........................    Australia              152,204          1,191,518
Tele Sudeste Celular Participacoes SA, pfd. ...    Brazil              57,573,000            327,947
Weg SA, pfd. ..................................    Brazil               1,755,900            730,302
                                                                                         -----------
TOTAL PREFERRED STOCKS (COST $4,102,963) ......                                            3,764,275
                                                                                         -----------


                                                                     PRINCIPAL
                                                                     AMOUNT**
                                                                     ---------
BONDS (COST $246,250) .2%
Amer Group Ltd., cvt., 6.25%, 6/15/03 .........    Finland           $ 250,000               238,750
                                                                                         -----------
TOTAL INVESTMENTS (COST $107,192,955) 100.9% ..                                          113,531,201
                                                                                         -----------
OTHER ASSETS, LESS LIABILITIES (.9%) ..........                                           (1,016,894)
                                                                                         -----------
TOTAL NET ASSETS 100.0% .......................                                        $ 112,514,307
                                                                                       =============

* Non income producing.
** Securities denominated in U.S. dollars.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

                                                             TEMPLETON             TEMPLETON
                                                              PACIFIC           FOREIGN SMALLER
                                                            GROWTH FUND          COMPANIES FUND
                                                            -----------         ---------------
Assets:
 Investments in securities:
  Cost ............................................        $  72,100,436         $ 107,192,955
                                                           -------------         -------------
  Value ...........................................           69,663,008           113,531,201
 Cash .............................................                 --                 244,000
 Receivables:
  Investment securities sold ......................            1,832,453             2,208,190
  Beneficial shares sold ..........................            1,715,059            17,569,816
  Dividends and interest ..........................              180,127               663,306
 Other assets .....................................               30,333                  --
                                                           -------------         -------------
      Total assets ................................           73,420,980           134,216,513
                                                           -------------         -------------
Liabilities:
 Payables:
  Investment securities purchased .................              806,633            21,297,018
  Beneficial shares redeemed ......................            3,497,633                   126
  To affiliates ...................................              109,653               189,053
  To shareholders .................................                 --                 154,968
 Funds advanced by custodian ......................            4,611,945                  --
 Deferred tax liability (Note 1e) .................              214,496                  --
 Accrued expenses .................................              237,993                61,041
                                                           -------------         -------------
      Total liabilities ...........................            9,478,353            21,702,206
                                                           -------------         -------------
Net assets, at value ..............................        $  63,942,627         $ 112,514,307
                                                           =============         =============
Net assets consist of:
 Undistributed net investment income /
 (Distributions in excess of net investment income)        $    (104,555)        $     772,225
 Net unrealized appreciation (depreciation) .......           (2,651,924)            6,338,246
 Accumulated net realized loss ....................           (5,837,779)           (7,641,421)
 Beneficial shares ................................           72,536,885           113,045,257
                                                           -------------         -------------
Net assets, at value ..............................        $  63,942,627         $ 112,514,307
                                                           =============         =============


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 1999 (UNAUDITED)

                                                                TEMPLETON           TEMPLETON
                                                                 PACIFIC        FOREIGN SMALLER
                                                               GROWTH FUND       COMPANIES FUND
                                                               -----------      ---------------
CLASS A:
 Net assets, at value ................................        $ 53,858,202        $103,614,643
                                                              ============        ============
 Shares outstanding ..................................           5,327,763           7,412,943
                                                              ============        ============
 Net asset value per share ...........................        $      10.11        $      13.98
                                                              ============        ============
 Maximum offering price per share
   (Net asset value per share divided by 94.25%) .....        $      10.73        $      14.83
                                                              ============        ============
CLASS B:
 Net assets, at value ................................                            $     38,336
                                                                                  ============
 Shares outstanding ..................................                                   2,752
                                                                                  ============
 Net asset value and maximum offering price per share*                            $      13.93
                                                                                  ============
CLASS C:
 Net assets,at value .................................        $  8,942,769        $    442,630
                                                              ============        ============
 Shares outstanding ..................................             886,747              31,757
                                                              ============        ============
 Net asset value per share* ..........................        $      10.09        $      13.94
                                                              ============        ============
 Maximum offering price per share
   (Net asset value per share divided by 99.00%) .....        $      10.19        $      14.08
                                                              ============        ============
ADVISOR CLASS:
 Net assets, at value ................................        $  1,141,656        $  8,418,698
                                                              ============        ============
 Shares outstanding ..................................             111,984             601,901
                                                              ============        ============
 Net asset value and maximum offering price per share         $      10.20        $      13.99
                                                              ============        ============

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                                              TEMPLETON           TEMPLETON
                                                               PACIFIC         FOREIGN SMALLER
                                                             GROWTH FUND        COMPANIES FUND
                                                             -----------       ---------------
Investment Income:
 Dividends* ........................................        $    425,332         $  1,653,586
 Interest ..........................................              48,273              195,531
                                                            ------------         ------------
      Total investment income ......................             473,605            1,849,117
                                                            ------------         ------------
Expenses:
 Management fees (Note 3) ..........................             259,410              572,111
 Distribution fees (Note 3)
  Class A ..........................................              45,120              118,609
  Class B ..........................................                --                     88
  Class C ..........................................              35,961                2,407
 Transfer agent fees (Note 3) ......................             123,700              132,000
 Custodian fees ....................................              19,100               32,200
 Reports to shareholders ...........................              19,100               30,500
 Registration and filing fees ......................              45,200               35,000
 Professional fees .................................               2,100                8,500
 Trustees' fees and expenses .......................               1,900                4,300
 Other .............................................                 744                1,097
                                                            ------------         ------------
      Total expenses ...............................             552,335              936,812
                                                            ------------         ------------
        Net investment income (loss) ...............             (78,730)             912,305
                                                            ------------         ------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments ......................................             922,179              608,307
  Foreign currency transactions ....................              (9,556)             (43,050)
                                                            ------------         ------------
   Net realized gain ...............................             912,623              565,257
 Net unrealized appreciation (depreciation) on:
  Investments ......................................          14,963,852           14,626,881
  Deferred taxes (Note 1e) .........................            (214,496)                --
                                                            ------------         ------------
   Net unrealized appreciation .....................          14,749,356           14,626,881
                                                            ------------         ------------
Net realized and unrealized gain ...................          15,661,979           15,192,138
                                                            ------------         ------------
Net increase in net assets resulting from operations        $ 15,583,249         $ 16,104,443
                                                            ============         ============

*Net of foreign taxes of $41,983 and $243,654 for the Pacific Growth Fund and Foreign Smaller Companies Fund,respectively.


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          TEMPLETON                          TEMPLETON
                                                                     PACIFIC GROWTH FUND           FOREIGN SMALLER COMPANIES FUND
                                                              ---------------------------------   ---------------------------------
                                                                SIX MONTHS                          SIX MONTHS
                                                                   ENDED                               ENDED
                                                              APRIL 30, 1999      YEAR ENDED      APRIL 30, 1999      YEAR ENDED
                                                               (UNAUDITED)     OCTOBER 31, 1998     (UNAUDITED)    OCTOBER 31, 1998
                                                              --------------   ----------------   --------------   ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................    $     (78,730)    $     624,107     $     912,305     $   2,733,473
  Net realized gain (loss) from investments and
   foreign currency transactions .........................          912,623        (6,483,804)          565,257        (7,737,309)
  Net unrealized appreciation (depreciation) on
   investments and deferred taxes ........................       14,749,356        (6,930,736)       14,626,881       (15,102,189)
                                                              -------------     -------------     -------------     -------------
      Net increase (decrease) in net assets resulting from
        operations .......................................       15,583,249       (12,790,433)       16,104,443       (20,106,025)
Distributions to shareholders from:
 Net investment income:
  Class A ................................................         (300,270)         (565,160)       (1,771,550)       (2,082,916)
  Class C ................................................          (26,772)          (39,362)           (6,462)             --
  Advisor Class ..........................................           (8,277)          (14,529)         (144,507)         (128,167)
 Net realized gains:
  Class A ................................................             --            (255,869)             --          (5,553,654)
  Class C ................................................             --             (21,696)             --                --
  Advisor Class ..........................................             --              (5,784)             --            (199,828)
Beneficial share transactions (Note 2):
  Class A ................................................       (1,157,536)       13,620,354       (23,461,106)       18,121,845
  Class B ................................................             --                --              34,223              --
  Class C ................................................          841,325         5,094,887           (57,698)          485,756
  Advisor Class ..........................................         (826,291)          193,541        (4,999,660)       10,935,209
                                                              -------------     -------------     -------------     -------------
      Net increase (decrease) in net assets ..............       14,105,428         5,215,949       (14,302,317)        1,472,220
Net assets:
 Beginning of period .....................................       49,837,199        44,621,250       126,816,624       125,344,404
                                                              -------------     -------------     -------------     -------------
 End of period ...........................................    $  63,942,627     $  49,837,199     $ 112,514,307     $ 126,816,624
                                                              =============     =============     =============     =============
Undistributed net investment income/
  (Distributions in excess of net investment
 income) included in net assets:
  End of period ..........................................    $    (104,555)    $     309,494     $     772,225     $   1,782,439
                                                              =============     =============     =============     =============


                       See notes to financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Templeton Pacific Growth Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions at least 65% of its total assets in equity securities that trade on Pacific Rim markets as defined in the Fund's prospectus, and are issued by companies that have their principal activities in the Pacific Rim.

Templeton Foreign Smaller Companies Fund -- Seeks to achieve long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in equity securities of smaller capitalization companies outside the United States.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign securities they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Funds invest have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Funds' ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of April 30, 1999, the Pacific Growth Fund has investments with a value of approximately $3 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. DEFERRED TAXES

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

During the period ended April 30, 1999, the Funds offered three classes of shares; Class A, Class C, and Advisor Class. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C shares, respectively, and a fourth class of shares, Class B, was established in Templeton Foreign Smaller Companies Fund. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (cont.)

At April 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                              TEMPLETON                           TEMPLETON
                                                         PACIFIC GROWTH FUND            FOREIGN SMALLER COMPANIES FUND
                                                    -----------------------------       ------------------------------
CLASS A SHARES:                                        SHARES           AMOUNT             SHARES           AMOUNT
                                                    -----------     -------------        ----------     -------------
Six months ended April 30, 1999
Shares sold ..................................       12,306,965     $ 103,232,797         3,055,284     $  38,266,258
Shares issued on reinvestment of distributions           32,329           261,536           131,310         1,595,434
Shares redeemed ..............................      (12,402,161)     (104,651,869)       (5,018,913)      (63,322,798)
                                                    -----------     -------------        ----------     -------------
Net decrease .................................          (62,867)    $  (1,157,536)       (1,832,319)    $ (23,461,106)
                                                    ===========     =============        ==========     =============


                                                              TEMPLETON                           TEMPLETON
                                                         PACIFIC GROWTH FUND            FOREIGN SMALLER COMPANIES FUND
                                                    -----------------------------       ------------------------------
                                                       SHARES           AMOUNT             SHARES           AMOUNT
                                                    -----------     -------------        ----------     -------------
Year ended October 31, 1998
Shares sold ..................................       15,211,240     $ 118,081,920         6,229,087     $  87,294,308
Shares issued on reinvestment of distributions           80,593           692,138           475,150         6,445,132
Shares redeemed ..............................      (13,666,884)     (105,153,704)       (5,534,510)      (75,617,595)
                                                    -----------     -------------        ----------     -------------
Net increase .................................        1,624,949     $  13,620,354         1,169,727     $  18,121,845
                                                    ===========     =============        ==========     =============


                                                                    TEMPLETON
                                                          FOREIGN SMALLER COMPANIES FUND
                                                          ------------------------------
CLASS B SHARES:                                           SHARES               AMOUNT(++)
For the period ended April 30, 1999
Shares sold .......................                        2,752                $34,223
                                                           -----                -------
Net increase ......................                        2,752                $34,223
                                                           =====                =======


                                                            TEMPLETON                         TEMPLETON
                                                       PACIFIC GROWTH FUND          FOREIGN SMALLER COMPANIES FUND
                                                     ------------------------       ------------------------------
CLASS C SHARES:                                       SHARES         AMOUNT          SHARES              AMOUNT
---------------                                       ------         ------          ------              ------
Six months ended April 30, 1999
Shares sold ..................................        521,899     $ 4,382,918        58,341           $   725,110
Shares issued on reinvestment of distributions          3,045          24,607           495                 6,015
Shares redeemed ..............................       (431,292)     (3,566,200)      (63,611)             (788,823)
                                                     --------     -----------       -------           -----------
Net increase (decrease) ......................         93,652     $   841,325        (4,775)          $   (57,698)
                                                     ========     ===========       =======           ===========


                                                            TEMPLETON                              TEMPLETON
                                                        PACIFIC GROWTH FUND               FOREIGN SMALLER COMPANIES FUND
                                                     --------------------------           ------------------------------
                                                       SHARES         AMOUNT              SHARES               AMOUNT(+)
                                                       ------         ------              ------               ---------
Year ended October 31, 1998
Shares sold ..................................       1,436,266     $ 11,856,010           36,532               $ 485,756
Shares issued on reinvestment of distributions           6,175           53,541             --                      --
Shares redeemed ..............................        (862,769)      (6,814,664)            --                      --
                                                     ---------     ------------           ------               ---------
Net increase .................................         579,672     $  5,094,887           36,532               $ 485,756
                                                     =========     ============           ======               =========


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

2. BENEFICIAL SHARES (cont.)

                                                            TEMPLETON                         TEMPLETON
                                                       PACIFIC GROWTH FUND           FOREIGN SMALLER COMPANIES FUND
                                                   --------------------------        ------------------------------
ADVISOR CLASS SHARES:                                SHARES          AMOUNT           SHARES               AMOUNT
                                                     ------          ------           ------               ------
Six months ended April 30, 1999
Shares sold ..................................        931,866     $ 7,703,038          23,665           $   307,601
Shares issued on reinvestment of distributions          1,010           8,209          11,814               143,527
Shares redeemed ..............................     (1,005,366)     (8,537,538)       (438,383)           (5,450,788)
                                                   -----------    -----------        --------           -----------
Net decrease .................................        (72,490)    $  (826,291)       (402,906)          $(4,999,660)
                                                   ==========     ===========        ========           ===========

                                                             TEMPLETON                           TEMPLETON
                                                         PACIFIC GROWTH FUND            FOREIGN SMALLER COMPANIES FUND
                                                      -------------------------         ------------------------------
                                                       SHARES         AMOUNT             SHARES              AMOUNT
                                                       ------         ------             ------              ------
Year ended October 31, 1998
Shares sold ..................................         679,912     $  5,002,253          972,516          $ 13,778,030
Shares issued on reinvestment of distributions           2,269           19,383           23,642               322,433
Shares redeemed ..............................        (622,404)      (4,828,095)        (238,243)           (3,165,254)
                                                      --------     ------------         --------          ------------
Net increase .................................          59,777     $    193,541          757,915          $ 10,935,209
                                                      ========     ============         ========          ============

+ Effective date of Class C shares was July 1, 1998.
++ Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

ANNUALIZED
 FEE RATE        AVERAGE DAILY NET ASSETS
----------       ------------------------
  1.00%          First $100 million
  0.90%          Over $100 million, up to and including $250 million
  0.80%          Over $250 million, up to and including $500 million
  0.75%          Over $500 million


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Under a subadvisory agreement, Templeton Investment Counsel, Inc., a wholly-owned subsidiary of Franklin Resources, Inc., provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of each Fund as follows:

ANNUALIZED
 FEE RATE        AVERAGE DAILY NET ASSETS
---------        ------------------------
  0.50%          First $100 million
  0.40%          Over $100 million, up to and including $250 million
  0.30%          Over $250 million, up to and including $500 million
  0.25%          Over $500 million

Templeton Pacific Growth Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Templeton Smaller Companies Fund reimburse Distributors up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively, for costs incurred in marketing the Fund's Class A, Class B, and Class C shares.

Distributors received net commissions on sales of Fund shares and paid commissions to other dealers for the six months ended April 30, 1999 as follows:

                                                     TEMPLETON          TEMPLETON
                                                      PACIFIC        FOREIGN SMALLER
                                                    GROWTH FUND      COMPANIES FUND
                                                    -----------      --------------
Total commissions received .................          $171,863          $ 64,741
Paid to other dealers ......................          $148,198          $ 54,959

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At April 30, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                TEMPLETON            TEMPLETON
                                                 PACIFIC          FOREIGN SMALLER
                                               GROWTH FUND         COMPANIES FUND
                                               -----------        ---------------
Unrealized appreciation ..............        $ 10,814,745         $ 22,979,093
Unrealized depreciation ..............         (13,252,173)         (16,640,847)
                                              ------------         ------------
Net unrealized appreciation
(depreciation) .......................        $ (2,437,428)        $  6,338,246
                                              ============         ============


FRANKLIN TEMPLETON INTERNATIONAL TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

At October 31, 1998, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:


                                               TEMPLETON           TEMPLETON
                                                PACIFIC         FOREIGN SMALLER
                                              GROWTH FUND        COMPANIES FUND
                                              -----------       ---------------
Capital loss carryover expiring in:
2006                                          $6,750,400           $8,206,680
                                              ----------           ----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 1999 were as follows:

                                               TEMPLETON              TEMPLETON
                                                PACIFIC            FOREIGN SMALLER
                                              GROWTH FUND           COMPANIES FUND
                                              -----------          ---------------
Purchases ........................            $23,294,930            $ 5,503,917
Sales ............................            $15,322,454            $18,076,560